Exhibit 99.1

JET-PEP, INC. AND AFFILIATED COMPANIES

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

INDEPENDENT AUDITORS’ REPORT

Jet Pep, Inc. and Affiliated Companies

Holly Pond, Alabama

We have audited the accompanying consolidated financial statements of Jet Pep, Inc. and Affiliated Companies, which comprise the consolidated balance sheet as of December 31, 2016 and the related consolidated statement of income and stockholder’s equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jet Pep, Inc. and Affiliated Companies as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Pearce, Bevill, Leesburg, Moore, P.C.

Birmingham, Alabama

December 22, 2017

JET PEP, INC. AND AFFILIATED COMPANIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2016

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$6,935,721
Accounts receivable, net	2,391,620
Notes receivable	212,672
Inventories, net	9,340,417
Prepaid expenses	109,128
TOTAL CURRENT ASSETS	18,989,558

PROPERTY AND EQUIPMENT, NET	50,778,540

OTHER ASSETS
Deposits and investments	141,069
Other	53,111
TOTAL OTHER ASSETS	194,180

TOTAL ASSETS	$69,962,278

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES	`
Accounts payable and accrued expenses	$5,785,527
Long-term debt - current	24,772,478
TOTAL CURRENT LIABILITIES	30,558,005

TOTAL LIABILITIES	30,558,005

STOCKHOLDER'S EQUITY
Common stock, $1 par value
issued, and outstanding	14,185
Additional paid-in capital	1,548,090
Retained earnings	37,841,998

TOTAL STOCKHOLDER'S EQUITY	39,404,273

TOTAL LIABILITIES AND STOCKHOLDER'S
EQUITY	$69,962,278

See accompanying notes and independent auditors’ report.

JET PEP, INC. AND AFFILIATED COMPANIES
CONSOLIDATED STATEMENT OF INCOME AND
STOCKHOLDER'S EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2016

NET SALES	$220,868,473

COST OF GOODS SOLD	190,040,860

GROSS PROFIT	30,827,613

OPERATING EXPENSES
Administrative and selling	18,797,798
Depreciation and amortization	7,678,636

Total operating expenses	26,476,434

INCOME FROM OPERATIONS	4,351,179

OTHER INCOME (EXPENSE)
Rent, net of expenses	2,823,320
Interest income	24,291
Interest expense	(863,377)
Gain on sale of property and equipment	21,827

Total other income (expense)	2,006,061

INCOME BEFORE TAXES	6,357,240

PROVISION FOR INCOME TAXES	274,547

NET INCOME	6,082,693

STOCKHOLDER'S EQUITY AT BEGINNING OF YEAR	37,149,887

DISTRIBUTIONS TO STOCKHOLDER	(3,828,307)

STOCKHOLDER'S EQUITY AT END OF YEAR	$39,404,273

See accompanying notes and independent auditors’ report.

JET PEP, INC. AND AFFILIATED COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,082,693
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	7,678,636
(Gain) on sale of property and equipment	(21,827)
Adjustments to reconcile net income to net cash
from operating activities:
Accounts receivable, net	(384,149)
Inventories	2,124,050
Prepaid expenses	1,692,382
Deposits and investments	1,765
Accounts payable and accrued expenses	565,514
CASH FROM OPERATING ACTIVITIES	17,739,064

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of property and equipment	75,838
Purchases of property and equipment	(1,481,608)
Changes in notes receivable, net	(4,795)
CASH FROM INVESTING ACTIVITIES	(1,410,565)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	10,238,155
Principal payments on long-term debt	(20,942,190)
Distributions to stockholder	(3,828,307)
CASH FROM FINANCING ACTIVITIES	(14,532,342)

NET INCREASE IN CASH	1,796,157

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	5,139,564

CASH AND CASH EQUIVALENTS AT END OF YEAR	$6,935,721

SUPPLEMENTAL CASH FLOW DISCLOSURE -
Cash paid for interest	$863,377
Cash paid for income taxes	$274,547

See accompanying notes and independent auditors’ report.

JET-PEP, INC. AND AFFILIATED COMPANIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Nature of Business

Organized in 1982, Jet-Pep, Inc. and Affiliated Companies (the Company) distributes gasoline products to customers, principally at convenience stores across Alabama.

Principles of Consolidation

The consolidated financial statements include the accounts of Jet Pep, Inc. and its wholly-owned subsidiaries, Morris Oil Company, Inc. and Alabama Oil Company of Etowah County, Inc.  Alabama Oil Company of Etowah County, Inc. purchased 95% of the outstanding stock of National Petroleum Equipment, Inc. in 2000.

The following companies are considered to be variable interest entities under generally accepted accounting principles and will be consolidated into the Company:  Bama Terminaling and Trading, LLC; Leader Transport, Inc.; Britton Oil Company, Inc.; Clean Fuels, Inc.; MYRT, Inc.; RDS Properties, Inc.; Tee’s Enterprises, Inc.; R&S Properties, LLC; Norris Properties, LLC; CSE Properties, LLC; C.R. LLC; J.R. LLC; K.E.N. LLC; S.C.N. LLC; RG Norris LLC; CKESS LLC; Robin LLC; and Stephanie LLC.  (the Affiliated Companies)

All significant intercompany balances and transactions have been eliminated in consolidation.

Basis of Financial Statement Preparation

The consolidated financial statements are prepared under accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents.  The Company maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced, and does not anticipate, any credit losses on these deposits.

Receivables

Accounts receivable primarily result from the sales of motor fuels to retail customers at retail sites from debit, credit, and fleet card transactions.   The collection of these receivables usually occurs within 3 to 5 business days after the sale has occurred.

Inventories

Motor fuel inventory consists of gasoline, diesel fuel, and other petroleum products that is stored at the terminal and retail sites.  Fuel inventories are valued at the lower of cost or market, with cost determined by the first-in, first-out (FIFO) method.   Supplies inventory consists of pumps, nozzles and other fuel station replacement parts and are valued at the last-in, first-out (LIFO) method.

Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. The recovery periods being used are:

Item	Estimated Useful Life
Equipment	3 to 7 years
Real estate improvements	15 years

Taxes Assessed by Governmental Authorities on Sales Revenue

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities.  The Company’s accounting policy is to exclude these taxes from net sales and cost of goods sold.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the reporting date and revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Variable Interest Entities

Accounting principles generally accepted in the United States of America require that if an enterprise is the primary beneficiary of a variable interest entity (VIE), the assets, liabilities, and results of operations of the VIE should be included in the financial statements of the enterprise.  These financial statements have been prepared under generally accepted accounting principles and the assets, liabilities, and results of operations of the 18 affiliated companies have been consolidated into its financial statements.

Uncertain Tax Positions

The Company accounts for uncertain tax positions in accordance with the applicable guidance.  This guidance requires entities to assess their tax positions for the likelihood that they would be overturned upon Internal Revenue Service (IRS) examination or upon examination by state taxing authorities.  In accordance with this guidance, the Company has assessed its tax positions and determined that it does not have any positions at December 31, 2016, that it would be unable to substantiate.  Under statute, the Company is subject to IRS and state taxing authority review for tax years 2014 through 2016.  The Company has filed tax returns through 2016.

Environmental Matters

Liabilities for future remediation costs are recorded when environmental assessments from governmental regulatory agencies and/or remedial efforts are probable and the costs can be reasonably estimated. Other than for assessments, the timing and magnitude of these accruals generally are based on the completion of investigations or other studies or a commitment to a formal plan of action. Environmental liabilities are based on best estimates of probable undiscounted future costs using currently available technology and applying current regulations, as well as our own internal environmental policies.  Environmental liabilities are difficult to assess and estimate due to uncertainties related to the magnitude of possible remediation, the timing of such remediation and the determination of our obligation in proportion to other parties. Such estimates are subject to change due to many factors, including the identification of new retail sites requiring remediation, changes in environmental laws and regulations and their interpretation, additional information related to the extent and nature of remediation efforts and potential improvements in remediation technologies.

The Company participates in the Alabama Department of Environmental Management (ADEM) Trust Fund program, which covers costs for eligible investigative and correction action site activities.  No environmental liability has been recorded at December 31, 2016 due to the participation in this program.

Income Taxes

Jet-Pep, Inc. has elected under the Internal Revenue Code to be taxed as an S corporation.  In lieu of corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the company’s taxable income.  Therefore, no provision or liability for income taxes has been included in the accompanying consolidated financial statements for Jet-Pep, Inc.

National Petroleum Equipment, Inc. is a taxable corporation and files federal and state tax returns.   As such, the accompanying consolidated financial statements contain a provision for income taxes.

Income Taxes - Continued

The Affiliated Companies are limited liability companies.  A provision for federal and state income taxes has not been reflected in the accompanying consolidated financial statements since any taxable income or loss of the Affiliated Companies is includable in the separate tax returns of the Affiliated Companies’ members.

2.  INVENTORY

Inventories consisted of the following:

Gasoline	$ 4,868,157
Diesel	1,654,351
Ethanol	1,158,563
Other petroleum products	378,941
Supplies	1,280,405
$ 9,340,417

Supplies inventory is net of a LIFO reserve of $44,197 at December 31, 2016.

3.  PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

Service equipment	$ 59,802,524
Furniture and fixtures	223,809
Delivery equipment	13,038,391
Real estate	28,508,421
Land	13,835,643
Less: Accumulated depreciation	115,408,788 (64,630,248)
$ 50,778,540

Depreciation expense on property and equipment for 2016 was $7,678,636.

4.  LINE OF CREDIT

The Company has a $15,000,000 line of credit agreement with a bank. There was no outstanding balance as of December 31, 2016.  Borrowings under the agreement are subject to a variable interest rate based on the 30-day LIBOR interest rate plus 2.0% (2.77% at December 31, 2016).  The agreement is secured by all of the assets of the Company, personally guaranteed by the stockholder, and matures in June 2018.

The Company has a $5,500,000 line-of-credit agreement with a bank. There was no outstanding balance as of December 31, 2016.  Borrowings under the agreement are subject to a variable interest rate based on the 30-day LIBOR interest rate plus 3.0% (3.77% at December 31, 2016) not to be less than 3.5%.  The agreement is secured by all of the assets of the Company, personally guaranteed by the stockholder, and matured in June 2017.

The lines of credit contain certain covenants of which the Company was in violation of one of the covenants at December 31, 2016.  This covenant violation has been waived by the bank.

5.  LONG-TERM DEBT (See Note 10)

Long-term debt consists of the following at December 31, 2016:

Note payable - bank, due in monthly installments of $101,848, including interest at 3% per year, maturing in 2019, secured by the personal guarantee of the stockholder.	$ 3,313,863
Note payable - bank, due in monthly installments of $83,333, including interest at the 30-day LIBOR interest rate plus 2.5% (3.25% at December 31, 2016), maturing in 2019, secured by real estate, equipment and personal guarantee of the stockholder.	9,416,667
Note payable - bank, due in monthly installments of $69,368, including interest at 4.13% per year, maturing in 2017, secured by real estate and the personal guarantee of the stockholder and related parties. The Company is subject to certain debt covenants. The Company was in violation of one of those covenants, of which the violation has been waived.	341,171
Note payable - bank, due in monthly installments of $116,398, including interest at 3% per year, maturing in 2019, secured by real estate, the personal guarantee of the stockholder, and the related parties not included in the consolidation.	3,787,272

5.  LONG-TERM DEBT - CONTINUED

Note payable - financial institution, 0% interest due in monthly installments of $4,961, matures in December 2020, secured by equipment.	238,135
Note payable - financial institution, due in monthly installments of $81,247, including interest at the 30-day LIBOR interest rate plus 2.0% (2.75% at December 31, 2016) maturing in September 2018, secured by property and equipment.	7,350,109
Note payable - other	325,261
Long-term debt - current	$ 24,772,478

6.  RETIREMENT PLAN

The Company sponsors a profit sharing and 401(k) Plan covering all employees.  The Plan provides for contributions in such amounts as the Board of Directors may determine annually but not to exceed the amount deductible for federal income tax purposes.  Profit sharing expense totaled $42,506 for the year ended December 31, 2016.

7.  LEASES

Lease terms are from 5 to 20 years on leased stations. In 2016, rent expense on leased facilities totaled $181,032.

As of December 31, 2016, the future minimum annual lease payments and sublet income under the Company’s current lease arrangements are as follows:

	Lease Payments	Sublet Income
2017	$ 172,024	$ 52,300
2018	144,400	32,800
2019	136,250	30,000
2020	84,000	30,000
2021	84,000	30,000
Thereafter	108,500	17,500
	$ 729,174	$ 192,600

8.  MAJOR SUPPLIERS

The Company purchased approximately 84% of its inventories from two suppliers during 2016.  At December 31, 2016, amounts due to these suppliers included in accounts payable were $518,442.  Total purchases for 2016 from these suppliers was $161,904,471.

9.  COMMITMENTS AND CONTINGENCIES

The Company committed to purchase approximately 130,000 barrels of unleaded regular conventional gasoline, 5,000 barrels of unleaded premium conventional gasoline, and 15,000 barrels of ultra-low sulfur diesel at the market price of the respective grade gasoline upon the date of delivery.  Delivery under these commitments occurred during 2016.

10.   SUBSEQUENT EVENT – SALE OF COMPANY

On November 28, 2017, the Company closed on the sale of substantially all of its assets to CrossAmerica Partners LP and Circle K Stores, Inc.  CrossAmerica Partners LP acquired 101 commission operated retail sites, comprised of 92 fee sites, 5 lease sites, and 4 independent commission accounts.  Circle K Stores, Inc. acquired a fuel terminal, associated trucking equipment and 18 retail sites.

Certain of the Company’s notes payable were paid off at closing of the transaction.  As such, outstanding balances as of December 31, 2016 that were paid off at closing are presented as current liabilities.